UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2017 (September 21, 2017)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203)338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)      On September 21, 2017, the Board of Directors of People’s United Financial, Inc. approved an increase in the size of the Board of Directors to twelve members, and appointed Jane Chwick as a director to fill the vacancy created by that action.

Before her retirement in 2013, Ms. Chwick was Co-Chief Operating Officer of the Global Technology Division at Goldman Sachs & Co. where she was responsible for the financial and business planning, setting of the technical strategy and on-going management of the firm’s Global Technology Division. During her 30-year career at Goldman Sachs, Ms. Chwick held a number of senior positions including global head of technology for, among others, the Securities Division, Fixed Income, Currencies and Commodities, and Derivatives from 2000 to 2013 and most recently as an Advisory Director from April, 2013 until December, 2013. She also served on several governance committees at Goldman Sachs. She currently serves as a director of MarketAxess Holdings Inc. and Voya Financial. Ms. Chwick was also the Co-Founder and Co-CEO of Trewtec, Inc., a technology advisory firm designed to help board members and CEOs evaluate the technology function at their companies.

Ms. Chwick, whose term of office will expire at the 2018 annual meeting of People’s United’s shareholders, will serve as a member of the Board’s Enterprise Risk Committee. She will also serve as a member of the Trust Committee of the Board of Directors of People’s United Bank.

Item 9.01. Financial Statements and Exhibits

(d)      The following Exhibit is submitted herewith.

Exhibit No.	Description

99.1	Press Release – September 22, 2017

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press Release – September 22, 2017	99.1-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: September 25, 2017	By:	/s/ William J. Kelleher III
(Signature)
	Name:	William J. Kelleher III
	Title:	First Vice President, Corporate Counsel Assistant Corporate Secretary

EXHIBIT 99.1

Press Release – September 22, 2017